SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through Certificates, Series 2002-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-13              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through
Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On July 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 5, 2002          By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                Statement to Certificate Holders
                                      July 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00   100,000,000.00    2,679,064.19     173,444.44   2,852,508.63     0.00            0.00       97,320,935.81
A2       165,000,000.00   165,000,000.00    3,966,008.45     736,312.50   4,702,320.95     0.00            0.00      161,033,991.55
A3        65,000,000.00    65,000,000.00    1,562,366.97     109,705.56   1,672,072.53     0.00            0.00       63,437,633.03
AR               100.00           100.00          100.00           0.86         100.86     0.00            0.00                0.00
M1        36,000,000.00    36,000,000.00            0.00      79,520.00      79,520.00     0.00            0.00       36,000,000.00
M2        24,000,000.00    24,000,000.00            0.00      68,880.00      68,880.00     0.00            0.00       24,000,000.00
B         10,000,000.00    10,000,000.00            0.00      34,144.44      34,144.44     0.00            0.00       10,000,000.00
P                100.00           100.00            0.00      30,026.35      30,026.35     0.00            0.00              100.00
TOTALS   400,000,200.00   400,000,200.00    8,207,539.61   1,232,034.15   9,439,573.76     0.00            0.00      391,792,660.39

AIO       50,000,000.00    50,000,000.00            0.00     291,666.67     291,666.67     0.00            0.00       50,000,000.00
X1       400,000,100.00   400,000,100.00            0.00   2,110,455.16   2,110,455.16     0.00            0.00      391,792,560.39
X2                 0.00             0.00            0.00           0.00           0.00     0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22540V3P5   1,000.00000000      26.79064190        1.73444440       28.52508630    973.20935810       A1      2.230000 %
A2      22540V3Q3   1,000.00000000      24.03641485        4.46250000       28.49891485    975.96358515       A2      5.355000 %
A3      22540V3R1   1,000.00000000      24.03641492        1.68777785       25.72419277    975.96358508       A3      2.170000 %
AR      22540V3T7   1,000.00000000   1,000.00000000        8.60000000    1,008.60000000      0.00000000       AR     10.370000 %
M1      22540V3U4   1,000.00000000       0.00000000        2.20888889        2.20888889  1,000.00000000       M1      2.840000 %
M2      22540V3V2   1,000.00000000       0.00000000        2.87000000        2.87000000  1,000.00000000       M2      3.690000 %
B       22540V3W0   1,000.00000000       0.00000000        3.41444400        3.41444400  1,000.00000000       B       4.390000 %
P       22540V3X8   1,000.00000000       0.00000000  ################  ################  1,000.00000000       P      10.370000 %
TOTALS              1,000.00000000      20.51883877        3.08008383       23.59892260    979.48116123

AIO     22540V3S9   1,000.00000000       0.00000000        5.83333340        5.83333340  1,000.00000000       AIO     7.000000 %
X1      22540V3Y6   1,000.00000000       0.00000000        5.27613658        5.27613658    979.48115610       X1      0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                                July 25, 2002


Sec. 4.06(i)     Principal Remittance Amount (Total)                                    8,207,539.61
                 Group 1                                                                2,679,096.83
                 Group 2                                                                5,528,442.78

                 Scheduled Principal Prepayments (Total)                                  303,639.32
                 Group 1                                                                  105,491.28
                 Group 2                                                                  198,148.04

                Principal Prepayments (Total)                                           7,591,629.66
                Group 1                                                                 2,467,186.23
                Group 2                                                                 5,124,443.43

                Curtailments (Total)                                                      311,181.12
                Group 1                                                                   106,004.47
                Group 2                                                                   205,176.65

                Cutailment Interest Adjustments (Total)                                       813.19
                Group 1                                                                       429.84
                Group 2                                                                       383.35

                Repurchase Principal (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00


                Substitution Amounts (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Net Liquidation Proceeds (Total)                                                0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Other Principal Adjustments (Total)                                           276.32
                Group 1                                                                       -14.99
                Group 2                                                                       291.31

                Prepayment Penalties (Total)                                               30,025.49
                Group 1                                                                    12,119.50
                Group 2                                                                    17,905.99


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            July 25, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                   9,084.00
                        Group 1                                                                         3,698.00
                        Group 2                                                                         5,386.00

                        Beginning Aggregate Loan Balance (Total)                                  370,749,878.98
                        Group 1                                                                   112,991,576.10
                        Group 2                                                                   257,758,302.88

                        Ending Number of Loans Outstanding (Total)                                      8,906.00
                        Group 1                                                                         3,610.00
                        Group 2                                                                         5,296.00

                        Ending Aggregate Loan Balance (Total)                                     362,542,339.37
                        Group 1                                                                   110,312,479.27
                        Group 2                                                                   252,229,860.10

Sec. 4.06(a)(v)         Servicing Fees (Total)                                                        154,740.24
                        Group 1                                                                        47,340.94
                        Group 2                                                                       107,399.30

                        Trustee Fee (Total)                                                             5,406.77
                        Group 1                                                                         1,647.79
                        Group 2                                                                         3,758.98

                        Credit Risk Manager Fee (Total)                                                 5,406.77
                        Group 1                                                                         1,647.79
                        Group 2                                                                         3,758.98

                        FSA Premium (Total)                                                            19,166.67
                        Premium allocable to Class A-2                                                 13,750.00
                        Premium allocable to Class A-3                                                  5,416.67

Sec. 4.06(a)(vii)       Current Advances                                                                     N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

                        Aggregate Advances                                                                   N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         3               112,508.07              0.10 %
                2 Month         0                     0.00              0.00 %
                3 Month         0                     0.00              0.00 %
                Total           3               112,508.07              0.10 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         48              2,106,981.39            0.84 %
                2 Month         17                960,956.21            0.38 %
                3 Month          2                 80,932.83            0.03 %
                Total           67              3,148,870.43            1.25 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         51              2,219,489.46            0.61 %
                2 Month         17                960,956.21            0.27 %
                3 Month          2                 80,932.83            0.02 %
                Total           70              3,261,378.50            0.90 %
                * Delinquent Bankruptcies and Foreclosures are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            July 25, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                4               82,652.14               0.07 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                4               164,220.82              0.07 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                8               246,872.96              0.07 %
                * Only Current Bankruptcies are reflected in the table above.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %


Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            July 25, 2002

Section 4.04(a)(xii)    Current Realized Losses (Total)                                                 0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Cummulative Realized Losses (Total)                                             0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Sec. 4.04 (a)(xiii)     Rolling Three Month Delinquency Rate                                       0.287384 %


Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account (Total)                            29250320
                        Group 1                                                                 7,008,423.00
                        Group 2                                                                22,241,897.00

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement (Total)                                  126,100.95
                        Group 1                                                                    30,213.99
                        Group 2                                                                    95,886.96

Sec. 4.04 (a)(xv)       Insured Payments (Total)
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Trigger Event Occurrence                                                        No
                        Rolling 3 Month Delinquency Rate isn't                                     0.28738 %
                        greater than 47.22% of Sr. Enhancement %                                   3.18583 %


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
